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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2005

Merrill Lynch Mortgage Investors, Inc. (as company under an Indenture, dated as of August 1, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes, MLCC Series 2005-2)

                     Merrill Lynch Mortgage Investors, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                   333-127233                33-3416059
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)

      4 World Financial Center
         New York, New York                                       10281
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       (Address of Principal                                   (Zip Code)
         Executive Offices)

Registrants telephone number, including area code, is (212) 449-1000

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01      Financial Statements and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

                      Exhibit No.        Description
                      -----------        -----------

                      3.1 Amended and Restated Trust Agreement, dated as of August 31, 2005, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, N.A., as Securities Administrator.

                      Exhibit No.        Description
                      -----------        -----------

                      4.1 Indenture, dated as of August 31, 2005, among Merrill Lynch Mortgage Investors Trust, Series 2005-2, as Issuer, Wells Fargo Bank, N.A., as Securities Administrator and HSBC Bank USA, National Association, as Indenture Trustee.

                      Exhibit No.        Description
                      -----------        -----------

                      99.1 Sale and Servicing Agreement, dated as of August 31, 2005, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Merrill Lynch Mortgage Investors Trust, Series 2005-2, as Issuer, HSBC Bank USA, National Association, as Indenture Trustee, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Merrill Lynch Mortgage Lending, Inc., as Seller and Company.

                      Exhibit No.        Description
                      -----------        -----------

                      99.2 Administration Agreement, dated as of August 31, 2005, among Merrill Lynch Mortgage Investors Trust, Series 2005-2, as Issuer, Wells Fargo Bank, N.A., as Securities Administrator, Wilmington Trust Company, as Owner Trustee and Merrill Lynch Mortgage Investors, Inc., as Depositor.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By:     /s/ Tom Saywell
                                                --------------------------------
                                        Name:   Tom Saywell
                                        Title:  Authorized Signatory

Dated: September 15, 2005

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                                  EXHIBIT INDEX

Item 601 (a) of                             Sequentially
Regulation S-K                                Numbered
  Exhibit No.                                Description
  -----------                                -----------

      3.1 Amended and Restated Trust Agreement, dated as of August 31, 2005, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, N.A., as Securities Administrator.

      4.1 Indenture, dated as of August 31, 2005, among Merrill Lynch Mortgage Investors Trust, Series 2005-2, as Issuer, Wells Fargo Bank, N.A., as Securities Administrator and HSBC Bank USA, National Association, as Indenture Trustee.

      99.1 Sale and Servicing Agreement, dated as of August 31, 2005, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Merrill Lynch Mortgage Investors Trust, Series 2005-2, as Issuer, HSBC Bank USA, National Association, as Indenture Trustee, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Merrill Lynch Mortgage Lending, Inc., as Seller and Company.

      99.2 Administration Agreement, dated as of August 31, 2005, among Merrill Lynch Mortgage Investors Trust, Series 2005-2, as Issuer, Wells Fargo Bank, N.A., as Securities Administrator, Wilmington Trust Company, as Owner Trustee and Merrill Lynch Mortgage Investors, Inc., as Depositor.